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Exhibit 10.58

$160,000,000

HERBST GAMING, INC.

8 1/8% Senior Subordinated Notes due 2012

PURCHASE AGREEMENT

New York, New York
May 27, 2004

LEHMAN BROTHERS INC.
BANC OF AMERICA SECURITIES LLC
PIPER JAFFRAY & CO.
WELLS FARGO SECURITIES, LLC
COMERICA SECURITIES, INC.
 c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

        Herbst Gaming, Inc., a Nevada corporation (the "Company"), proposes, upon the terms and considerations set forth herein, to issue and sell to you (the "Initial Purchasers"), $160,000,000 in aggregate principal amount of its 8 1/8% Senior Subordinated Notes due 2012 (the "Series A Notes"). The Series A Notes (i) will have terms and provisions that are summarized in the Offering Memorandum (as defined herein) and (ii) are to be issued pursuant to an Indenture (the "Indenture"), to be dated as of the Closing Date (as defined herein), to be entered into among the Company, the Subsidiary Guarantors (as defined herein) and U.S. Bank National Association, as trustee (the "Trustee"). The Company's obligations under the Series A Notes, including the due and punctual payment of interest on the Series A Notes, will be unconditionally jointly and severally guaranteed (the "Series A Guarantees" and, together with the Series B Guarantees (as defined herein), the "Subsidiary Guarantees") by E-T-T, Inc., a Nevada corporation, Flamingo Paradise Gaming, LLC, a Nevada limited-liability company, Market Gaming, Inc., a Nevada corporation, E-T-T Enterprises, L.L.C., a Nevada limited-liability company, Cardivan Company, a Nevada corporation, Corral Coin, Inc., a Nevada corporation, and Corral Country Coin, Inc., a Nevada corporation (each a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"). As used herein, the term "Series A Notes" shall include the Series A Guarantees, unless the context otherwise requires. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture. This is to confirm the agreement concerning the purchase of the Series A Notes from the Company by the Initial Purchasers.

        1.    Preliminary Offering Memorandum and Offering Memorandum.    The Series A Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company and the Subsidiary Guarantors have prepared a preliminary offering memorandum, dated May 20, 2004 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated May 27, 2004 (the "Offering Memorandum"), setting forth information regarding the Company, the Subsidiary Guarantors and the Series A Notes. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto. The Company and the Subsidiary Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Series A Notes by the Initial Purchasers.

        It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchasers and its counsel deems necessary):

  "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (5) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

        You have advised the Company that you will make offers (the "Exempt Resales") of the Series A Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons (each, a "144A Purchaser") whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Act, such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers." You will offer the Series A Notes to Eligible Purchasers initially at a price equal to 99.284% of the principal amount thereof. Such price may be changed at any time without notice.

        Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement") among the Company, the Subsidiary Guarantors and the Initial Purchasers, to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Subsidiary Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 8 1/8% Series B Senior Subordinated Notes due 2012 (the "Series B Notes" and, together with the Series A Notes, the "Notes") and the Series B Guarantees to be offered in exchange for the Series A Notes and the Series A Guarantees (the "Exchange Offer") and (ii) under certain circumstances a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes, and to use all commercially reasonable efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement, and to consummate the Exchange Offer.

        The Notes and the Subsidiary Guarantees will be unsecured senior subordinated obligations and will be subordinate in right of payment to all of the existing and future senior debt of the Company and the Subsidiary Guarantors.

        The following documents are hereinafter collectively referred to as the "Transaction Documents": (i) the Indenture; (ii) the Notes; (iii) the Subsidiary Guarantees; and (iv) the Registration Rights Agreement.

        2.    Representations, Warranties and Agreements of the Company and the Subsidiary Guarantors.    The Company and each of the Subsidiary Guarantors represents, warrants and agrees that:

          (a)   The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not or will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any amendments or supplements to either the Preliminary Offering Memorandum or the Offering Memorandum, as of the date of such amendment or supplement, when read together with the Preliminary Offering Memorandum or the Offering Memorandum, as applicable, will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. This representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

          (b)   The Preliminary Offering Memorandum and Offering Memorandum with respect to the Series A Notes have been prepared by the Company and the Subsidiary Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been received by the Company or any of the Subsidiary Guarantors and to the best knowledge after reasonable investigation of the Company and the Subsidiary Guarantors, no proceeding for that purpose has commenced or is pending or contemplated.

          (c)   The Company and each of the Subsidiary Guarantors have been duly incorporated or duly formed, as applicable, and are validly existing as corporations or limited-liability companies, as the case may be, in good standing under the laws of the State of Nevada, are duly qualified to do business and are in good standing as foreign corporations or limited liability companies, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

          (d)   On the Closing Date, the Company will have an authorized capitalization as set forth in the Offering Memorandum. On the Closing Date, all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; and all of the issued shares of capital stock or all of the outstanding limited-liability company interests, as the case may be, of each of the Subsidiary Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (collectively, "Liens"). Each of the Subsidiary Guarantors is a direct or indirect wholly-owned subsidiary of the Company and there are no subsidiaries of the Company other than the Subsidiary Guarantors.

          (e)   Each of the Company and the Subsidiary Guarantors has full corporate or limited liability company right, power and authority to enter into this Purchase Agreement (this "Agreement"), to perform their respective obligations hereunder and to consummate the transactions contemplated by this Agreement and the Preliminary Offering Memorandum. The Agreement and the

  transactions contemplated by this Agreement and the Preliminary Offering Memorandum have been duly and validly authorized by the Company and each of the Subsidiary Guarantors. This Agreement has been duly and validly executed and delivered by the Company and the Subsidiary Guarantors and (assuming the due execution and delivery thereof by the Initial Purchasers) constitutes the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Subsidiary Guarantors' obligations hereunder may be limited by applicable bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy or state or federal laws relating to the non-enforceability of the indemnification or contribution provisions.

          (f)    Each of the Company and the Subsidiary Guarantors has full corporate or limited liability company right, power and authority to enter into the Registration Rights Agreement and to perform their respective obligations thereunder. The Registration Rights Agreement will be, on or prior to the Closing Date, duly and validly authorized by the Company and each of the Subsidiary Guarantors, and when executed by the Company and the Subsidiary Guarantors in accordance with the terms thereof, will be validly executed and delivered and (assuming the due execution and delivery thereof by the Initial Purchasers) will constitute the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Subsidiary Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy or state or federal laws relating to the non-enforceability of the indemnification or contribution provisions. On the Closing Date, the Registration Rights Agreement will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

          (g)   Each of the Company and the Subsidiary Guarantors has full corporate or limited liability company right, power and authority to execute and deliver the Indenture and to perform their respective obligations thereunder. The Indenture will be, on or prior to the Closing Date, duly and validly authorized by the Company and each of the Subsidiary Guarantors, and, when executed by the Company and the Subsidiary Guarantors in accordance with the terms thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by the Trustee) will constitute the legal, valid and binding obligation of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Subsidiary Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy or state or federal laws relating to the non-enforceability of the indemnification or contribution provisions. On the Closing Date, the Indenture will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum. No qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (the "TIA" or "Trust Indenture Act") is required in connection with the offer and sale of the Series A Notes contemplated hereby or in connection with the Exempt Resales. On the Closing Date, the Indenture will conform in all material respects to the requirements of the TIA and the rules and regulations of the Commission thereunder applicable to an indenture which is required to be qualified thereunder.

          (h)   The Company has all the requisite power and authority to offer and sell the Series A Notes. The Series A Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum, which summary description is accurate in all material respects.

          (i)    The Series B Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, upon receipt of approval of the Exchange Offer from the Nevada Gaming Commission, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). When the Series B Notes are issued, the Series B Notes will conform as to legal matters to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum, which summary description is accurate in all material respects.

          (j)    The Subsidiary Guarantors have all the requisite power to offer and sell the Series A Guarantees. The Series A Guarantees have been duly and validly authorized by the Subsidiary Guarantors and when duly executed and delivered by the Subsidiary Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Series A Notes in accordance with the Indenture and the issuance of the Series A Notes and the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Subsidiary Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Series A Guarantees to be endorsed on the Series A Notes will conform as to legal matters to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum, which summary description is accurate in all material respects.

          (k)   The Subsidiary Guarantors have all the requisite power to offer and sell the unconditional guarantee of the Company's obligations under the Series B Notes, including the due and punctual payment of interest on the Series B Notes (the "Series B Guarantees"). The Series B Guarantees have been duly and validly authorized by the Subsidiary Guarantors and if and when duly executed and delivered by the Subsidiary Guarantors in accordance with the terms of the Indenture and upon receipt of approval of the Exchange Offer from the Nevada Gaming Commission and upon the due execution and authentication of the Series B Notes in accordance with the Indenture and the issuance and delivery of the Series B Notes in the Exchange Offer contemplated by the

  Registration Rights Agreement, will constitute valid and binding obligations of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Subsidiary Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). When the Series B Guarantees are issued, the Series B Guarantees to be endorsed on the Series B Notes will conform as to legal matters to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum, which summary description is accurate in all material respects.

          (l)    When issued, the Subsidiary Guarantees will be a general unsecured obligation of the Subsidiary Guarantors and will be subordinated in right of payment to all of the Subsidiary Guarantors' other existing and future Senior Debt. The Subsidiary Guarantees will be pari passu in right of payment with any future subordinated Indebtedness of the Subsidiary Guarantors.

          (m)  Neither the Company nor any of the Subsidiary Guarantors (i) is in violation of its charter, by-laws or operating agreement (or similar organizational document), (ii) is in default and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except for any such default, violation or event that would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries taken as a whole (any such event, a "Material Adverse Effect"), (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 3 hereof) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except for any such violation or event that would not, individually or in the aggregate, have a Material Adverse Effect, or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except for any such failure that would not, individually or in the aggregate, have a Material Adverse Effect.

          (n)   The execution, delivery and performance of this Agreement and the Transaction Documents by the Company and Subsidiary Guarantors and the consummation of the transactions contemplated hereby and thereby have not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound or to which any of the property or assets of the Company or any of the Subsidiary Guarantors is subject, nor have or will such actions result in any violation of the provisions of the charter, by-laws or operating agreement or other organizational document of the Company or any of the Subsidiary Guarantors or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiary Guarantors or any of their properties or assets, except for (i) such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the TIA, and state securities or Blue Sky laws and regulations), (ii) routine corporate filings and renewals of licenses, (iii) routine filings under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iv) routine filings with applicable gaming authorities and (v) those which the failure to obtain the same would not, individually or in the aggregate, have a Material Adverse Effect.

          (o)   No consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company and the Subsidiary Guarantors or the consummation of the transactions contemplated hereby and thereby, except for the filing of a registration statement by the Company with the Commission pursuant to the Act as required by the Registration Rights Agreement and such consents, approvals, authorizations, orders, filings, registrations or qualifications (x) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers and (y) as have been obtained or will be obtained prior to the Closing Date.

          (p)   When the Series A Notes and Series A Guarantees are issued and delivered pursuant to this Agreement, the Company will not have any securities listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (q)   None of the Company or any of the Subsidiary Guarantors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (r)   Assuming (i) that your representations and warranties in Section 3 are true (ii) compliance by you with your covenants set forth in Section 3 and (iii) that each of the Eligible Purchasers is a QIB or a person who acquires the Series A Note in an "offshore transaction" and is not a "U.S. Person" (within the meaning of Regulation S under the Act), the purchase and resale of the Series A Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act. No form of general solicitation, general advertising or any direct selling efforts within the meaning of Regulation S was used by the Company, the Subsidiary Guarantors or any of their representatives (other than you, as to whom the Company and the Subsidiary Guarantors make no representation) in connection with the offer and sale of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company or the Subsidiary Guarantors within the six-month period immediately prior to the date hereof.

          (s)   The Company is not required to deliver the information specified in Rule 144A(d)(4) under the Act in connection with the Exempt Resales.

          (t)    The market-related and customer-related data and estimates included under the captions "Summary—Herbst Gaming, Inc.," "Summary—Business Strategy," "Summary—Recent Developments," "Risk Factors—Risks Related to Our Company," "Risk Factors—Risks Related to the Offering," "Management's Discussion and Analysis of Financial Conditions and Results of Operations," "Business—General," "Business—Recent Developments," "Business—Route Operations," "Business—Casino Operations," "Business—Business Strategy," "Business—Las Vegas Market" and "Business—Competition" in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

          (u)   There are no contracts or other documents which are required to be described in the Offering Memorandum by the Act or by the rules and regulations thereunder which have not been described in the Offering Memorandum.

          (v)   No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, Terrible Herbst, Inc., a Nevada corporation, Jerry

  Herbst, customers or suppliers of the Company on the other hand, which is required to be described in the Offering Memorandum which is not so described.

          (w)  There are no contracts, agreements or understandings between the Company or any Subsidiary Guarantor and any person granting such person the right to require the Company or any Subsidiary Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Subsidiary Guarantor owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (x)   Neither the Company nor any of the Subsidiary Guarantors has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that would reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiary Guarantors or any adverse change, or development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiary Guarantors that would reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Offering Memorandum.

          (y)   Each of the financial statements and the pro forma information (including the related notes and supporting schedules) included in the Offering Memorandum present fairly the financial condition and results of operations of the Company and each of the Subsidiary Guarantors at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (z)   Deloitte & Touche LLP who have certified certain financial statements of the Company, whose report appears in the Offering Memorandum and who have delivered the initial letter referred to in Section 9(e) hereof, are independent public accountants as required by the Act and the rules and regulations thereunder.

          (aa) The Company and each of the Subsidiary Guarantors have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except for Permitted Liens; and all real property and buildings held under lease by the Company and the Subsidiary Guarantors are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiary Guarantors, and no material default on the part of either the Company or the Subsidiary Guarantors or, to the knowledge of the Company and the Subsidiary Guarantors, any other party thereto has occurred and is continuing thereunder, and the Company and the Subsidiary Guarantors enjoy peaceful and undisturbed possession under all such leases to which any of them is a party lessee. The operation and use of the all real property owned and leased by the Company and the Subsidiary Guarantors are currently in compliance with all applicable municipal, county, state and federal laws, regulations, ordinances, standards, orders, and other regulations, where the failure to comply therewith could have a Material Adverse Effect. Under currently applicable zoning and use laws, ordinances, rules and regulations, the real property owned and leased by the Company and the Subsidiary Guarantors may be used for the purposes described in the Offering Memorandum and the Indenture.

          (bb) Except as described in the Offering Memorandum, the Company and each of the Subsidiary Guarantors own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses presently employed by them for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

          (cc) There are no legal or governmental proceedings pending to which the Company or any of the Subsidiary Guarantors is a party or of which any property or assets of the Company or any of the Subsidiary Guarantors is the subject which, if determined adversely to the Company or any of the Subsidiary Guarantors, might have a Material Adverse Effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary Guarantors; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (dd) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary Guarantors.

          (ee) The Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), except where the failure to be in compliance would not have a Material Adverse Effect; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code (as defined below); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would be likely to cause the loss of such qualification.

          (ff)  Neither the Company nor any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "Affiliate") is a party in interest or disqualified person to any employee pension or benefit plan. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notice to Investors."

          (gg) The Company is, and has been at all times since its incorporation, an "S Corporation" (within the meaning of Section 1361(a) of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations issued thereunder (the "Code")) for which a valid election under Section 1362 of the Code has been in effect (and which has also been in effect (or a similar state, local or foreign tax election has been in effect) for state, local or foreign income tax purposes in all jurisdictions in which the Company can make such election and each of the Company and Subsidiary Guarantors has filed tax returns). The election by the Company under Section 1362 (and applicable provisions of state, foreign or local law) has not been revoked or otherwise terminated and is still in full force and effect.

          (hh) The Company and the Subsidiary Guarantors have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of the Subsidiary Guarantors which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a

  Material Adverse Effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary Guarantors.

          (ii)   Neither the Company nor any of the Subsidiary Guarantors nor any agent thereof acting on behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (jj)   No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has (i) has imposed (or has informed the Company or any Subsidiary Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Subsidiary Guarantor's retaining any rating assigned to it, or to any securities of the Company or such Subsidiary Guarantor or (ii) has indicated to the Company or any Subsidiary Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any Subsidiary Guarantor or any securities of any of them.

          (kk) Since the date as of which information is given in the Preliminary Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither the Company nor any of the Subsidiary Guarantors (i) has issued or granted any securities, (ii) has incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) has entered into any transaction not in the ordinary course of business or (iv) has declared or paid any extraordinary distribution on its capital stock.

          (ll)   Each of the Company and the Subsidiary Guarantors (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (mm) Neither the Company nor any of the Subsidiary Guarantors, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiary Guarantors, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (nn) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of the Subsidiary Guarantors (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or the Subsidiary Guarantors in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiary Guarantors; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of the Subsidiary Guarantors or with respect to which the Company or any of the Subsidiary Guarantors have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiary Guarantors; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (oo) Except as would not have a Material Adverse Effect, each of the Company and the Subsidiary Guarantors (i) possesses the permits, licenses, consents and other authorizations (collectively, the "Government Licenses") issued by, and has made all filings with, the appropriate regulatory entities necessary to own, lease and operate its properties and to conduct businesses now operated by it and (ii) all such Government Licenses are valid and in full force and effect. Except as would not have a Material Adverse Effect, each of the Company and the Subsidiary Guarantors is in compliance with the terms and conditions of all such Government Licenses. No event has occurred (including, without limitation, the receipt of any notice from any regulatory entity) that allows, or after notice or lapse of time or both, would allow revocation, modification, suspension or termination of any Government License or would result in any other material impairment of the rights of the holder of any such Government License that would have a Material Adverse Effect. To the knowledge of the Company and the Subsidiary Guarantors, no regulatory entity is considering limiting, suspending or revoking any Government License or is investigating any of them, other than ordinary course administrative reviews or any ordinary course review of the transactions contemplated hereby.

        Each certificate signed by any officer, member or manager of the Company or any Subsidiary Guarantor and delivered to the Initial Purchasers or counsel to the Initial Purchasers shall be deemed to be a representation and warranty by the Company and the Subsidiary Guarantors, as the case may be, to the Initial Purchasers as to the matters covered thereby.

        3.    Initial Purchasers' Representations.    Each of the Initial Purchasers, severally and not jointly, represents and warrants to, and agrees with, the Company and the Subsidiary Guarantors as set forth below in this Section 3.

          (a)   Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b)   Such Initial Purchaser (i) is purchasing the Series A Notes pursuant to a private sale exempt from registration under the Act; (ii) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction; and (iii) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and in offshore transactions meeting the requirements of Regulation S.

          (c)   Such Initial Purchaser also understands that the Company and, for purposes of the opinions to be delivered to it pursuant to Section 9(c) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

          (d)   Such Initial Purchaser will offer the Series A Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum as soon as is practicable after this Agreement is entered into and as in the judgment of such Initial Purchaser is advisable and will not offer or sell the Series A Notes by means of, nor has it offered or sold the Series A Notes by means of, or otherwise engaged in a public offering within the meaning of Section 4(2) of the Act or any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

          (e)   Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes.

          (f)    The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (g)   Such Initial Purchaser agrees that the Series A Notes have not been registered under the Act and that neither it or its affiliates has offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor) (a) as part of its distribution at any time and (b) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date (the "distribution compliance period"), other than in accordance with Regulation S or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and include the statements required by Regulation S. Such Initial Purchaser also agrees that, at or prior to confirmation of a sale of Series A Notes offered and sold pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration in respect of the Series A Notes from it during the restricted period a confirmation or notice substantially to the following effect:

    "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

          (h)   Such Initial Purchaser has taken no action, and will take no action, in any jurisdiction (either on its own or as an agent of the Company) in connection with the offering of the Series A Notes that would independently require any action, filing or registration to be made for that purpose in any jurisdiction, or that would independently result in the breach of the applicable laws, statutes, rules or regulations (whether by such Initial Purchaser or the Company) in any such jurisdiction. Such Initial Purchaser will comply with all applicable laws, statutes, rules and regulations in each jurisdiction in which it purchases, offers, sells or delivers Series A Notes or distributes or causes to be distributed the Offering Memorandum or any other offering materials prepared in connection with the Exempt Resales.

        4.    Purchase and Sale.    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers and the Initial Purchasers, severally and not jointly, agree to purchase from the Company, at a purchase price of 97.284% of the principal amount thereof, $160,000,000 aggregate principal amount of Series A Notes set forth opposite their respective names on Schedule I hereto.

        5.    Delivery and Payment.    Delivery to the Initial Purchasers of and payment for the Series A Notes shall be made (the "Closing") at 10:00 a.m., New York City time, on June 11, 2004 or such later date as the Initial Purchasers shall designate, which date and time may be postponed by agreement between the Initial Purchasers and the Company (the "Closing Date") at the offices of Latham & Watkins LLP, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, or such other time or place as you and the Company shall designate.

        The Series A Notes will be delivered to the Initial Purchasers against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing The Depository Trust Company ("DTC") to credit the Series A Notes to the account of the Initial Purchasers at DTC. The Series A Notes will be evidenced by a single global security in definitive form (the "Global Note") and/or by additional definitive securities, and will be registered, in the case of the Global Note, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 12:00 p.m., New York City time, on the second business day preceding the Closing Date. The Series A Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

        6.    Offering by Initial Purchasers.    It is understood that the Initial Purchasers propose to offer the Series A Notes for sale only to Eligible Purchasers as set forth in the Final Memorandum.

        7.    Agreements of the Company and the Subsidiary Guarantors.    The Company and the Subsidiary Guarantors jointly and severally agree with each Initial Purchaser as follows:

          (a)   The Company and the Subsidiary Guarantors will furnish to the Initial Purchasers, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

          (b)   The Company and the Subsidiary Guarantors will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

          (c)   Prior to the execution and delivery of this Agreement, the Company and the Subsidiary Guarantors shall have delivered or will deliver to the Initial Purchasers, without charge, in such quantities as the Initial Purchasers shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum. The Company and each of the Subsidiary Guarantors consent to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Series A Notes are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company and the Subsidiary Guarantors. The Company and each of the Subsidiary Guarantors consent to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Series A Notes are offered by the Initial Purchasers and by all dealers to whom Series A Notes may be sold, in connection with the offering and sale of the Series A Notes.

          (d)   If, at any time prior to completion of the distribution of the Series A Notes by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company, any of the Subsidiary Guarantors or in the opinion of counsel for the Initial Purchasers should be set forth in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company and the Subsidiary Guarantors will forthwith prepare an appropriate supplement or amendment thereto or such document, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

          (e)   The Company and each of the Subsidiary Guarantors will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Series A Notes for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, that in no event shall the Company or any of the Subsidiary Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Series A Notes, in any jurisdiction where it is not now so subject.

          (f)    For a period of 180 days from the date of the Offering Memorandum, the Company and each of the Subsidiary Guarantors agree not to, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition in the future of), any debt securities of the Company or any of the Subsidiary Guarantors, except (i) for the Series B Notes in connection with the Exchange Offer or (ii) with the prior consent of the Initial Purchasers.

          (g)   So long as any of the Notes are outstanding, the Company and the Subsidiary Guarantors will deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company and the Subsidiary Guarantors shall mail or otherwise make available to their security holders and (ii) all reports, financial statements and proxy or information statements filed by either the Company or any of the Subsidiary Guarantors or any successor of either of them with the Commission or any national securities exchange and such other publicly available information concerning either of the Company or any of the Subsidiary Guarantors or any successor of any of them or any of their respective subsidiaries, including without limitation, press releases.

          (h)   If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company or any of the Subsidiary Guarantors to comply with the terms or fulfill any of the conditions of this Agreement, the Company and the Subsidiary Guarantors agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including reasonable fees and expenses of its counsel) reasonably incurred by them in connection herewith, but without any further obligation on the part of the Company or any of the Subsidiary Guarantors for loss of profits or otherwise.

          (i)    The Company and the Subsidiary Guarantors will apply the net proceeds from the sale of the Series A Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

          (j)    Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, the Company, the Subsidiary Guarantors and their respective affiliates have not taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company and the Subsidiary Guarantors will not distribute any offering material in connection with the Exempt Resales.

          (k)   The Company and the Subsidiary Guarantors will use their best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and to permit the Notes to be eligible for clearance and settlement through DTC.

          (l)    From and after the Closing Date, so long as any of the Notes are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until three years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company and the Subsidiary Guarantors will furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Notes.

          (m)  The Company and the Subsidiary Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Notes.

          (n)   The Company and the Subsidiary Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company and the Subsidiary Guarantors to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

          (o)   The Company and the Subsidiary Guarantors agree to cause the Exchange Offer (as defined in the Registration Rights Agreement), if available, to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Series B Notes to be offered in exchange for the Series A Notes, and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

          (p)   The Company and the Subsidiary Guarantors agree that prior to any registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the TIA.

          (q)   The Company and the Subsidiary Guarantors will not voluntarily claim, and will resist actively all attempts to claim, the benefit of any usury laws against holders of the Notes.

          (r)   The Company and the Subsidiary Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Series A Notes.

        8.    Expenses.    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company and the Subsidiary Guarantors agree to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of your counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (iii) the issuance and delivery by the Company of the Notes and the Subsidiary Guarantees, (iv) the qualification of the Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (vi) the preparation of certificates for the Notes and the Subsidiary Guarantees (including, without limitation, printing and engraving thereof), (vii) the application for quotation of the Notes in the PORTAL market, (ix) approval of the Notes by DTC for "book-entry" transfer, (x) rating the Series A Notes and the Series B Notes, (xi) the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture and the Notes and (xii) the performance by the Company and the Subsidiary Guarantors of their other obligations under this Agreement.

        9.    Conditions of Initial Purchasers' Obligations.    The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company and the Subsidiary Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a)   The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the Initial Purchasers, is material or omits to state a fact which, in the opinion of the Initial Purchasers, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (b)   All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company and the Subsidiary Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c)   The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of (i) Kummer Kaempfer Bonner & Renshaw, counsel for the Company and the Subsidiary Guarantors, to the effect set forth in Exhibit B hereto and (ii) McDonald Carano Wilson LLP to the effect that (1) the Company and the Subsidiary Guarantors possess all licenses, including licenses issued by the Nevada Gaming Commission and the Nevada Gaming Control Board, and has made all filings with, the appropriate regulatory entities necessary to own, lease and operate its properties and to conduct the business now conducted by it and as proposed to be conducted in the Offering Memorandum, that all such licenses are in full force and effect, that to its knowledge each of the Company and the Subsidiary Guarantors is in compliance with the terms and conditions of such licenses, and that to its knowledge no event has occurred (including, without limitation, the receipt of any notice from any regulatory entity) which allows, or after notice or lapse of time, or both, would allow the revocation, modification, suspension or termination of any such license or would result in any other material impairment of the rights of the Company and the Subsidiary Guarantors under such license, and (2) the information contained in the Offering Memorandum under the caption "Regulation and Licensing" has been reviewed by it and fairly summarizes the matters therein described in all material respects.

          (d)   The Initial Purchasers shall have received from Latham & Watkins LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Series A Notes, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (e)   At the time of execution of this Agreement, the Initial Purchasers shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (f)    With respect to the letter of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Initial Purchasers a letter (the "bring-down letter") of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of their bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of their bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by their initial letter and (iii) confirming in all material respects the conclusions and findings set forth in their initial letter.

          (g)   The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

            (i)    The representations, warranties and agreements of the Company in Section 2 are true and correct as of the Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 9 have been fulfilled; and

            (ii)   They have carefully examined the Offering Memorandum and, in their opinion (A) as of its date, the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of the Offering Memorandum no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

          (h)   Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations pursuant to the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (i)    Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), including without limitation as a result of terrorist activities after the date hereof, or there shall have occurred any other calamity or crisis, as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the delivery of the Series A Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum or which, in the judgment of the Initial Purchasers would materially and adversely affect the financial markets or the markets for the Series A Notes and other debt securities.

          (j)    The Company shall have obtained all necessary governmental consents and approvals required to consummate the offering and sale of the Notes and the Subsidiary Guarantees, including without limitation, all consents or approvals required by the Nevada Gaming Commission and the Nevada Gaming Control Board required to provide for the Security Interests, and the Initial Purchasers shall have received evidence to their satisfaction of the compliance by the Company with this condition.

          (k)   The Series A Notes shall have been approved by the NASD for trading and duly listed on PORTAL.

          (l)    The Company and the Subsidiary Guarantors shall have executed and delivered to the Trustee each of the Transaction Documents.

          (m)  (i) A majority in aggregate principal amount of the Company's outstanding 10 3/4% Senior Secured Notes due 2008 (the "Outstanding Notes") shall have been validly tendered and not withdrawn pursuant to the Company's offer to purchase for cash all of its Outstanding Notes and (ii) the Fourth Supplemental Indenture, dated as of May 24, 2004, to the Indenture, dated as of August 24, 2001, by and among the Company, as issuer, the Subsidiary Guarantors and The Bank of New York, as trustee, as supplemented as of August 23, 2002, January 23, 2003 and February 6, 2003, pursuant to which the Outstanding Notes were issued, shall be in full force and effect.

          (n)   Concurrently with the consummation of the transactions contemplated by this Agreement, the Company shall have entered into a five-year $150 million credit facility as described in the Offering Memorandum.

          (o)   The Initial Purchasers shall have received such other documents, agreements, certificates and information as the Initial Purchasers shall have reasonably requested.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

        10.    Indemnification and Contribution.

          (a)   The Company and each Subsidiary Guarantor, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Series A Notes), to which the Initial Purchaser, director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Series A Notes ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or (C) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Series A Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Series A Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Subsidiary Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through their gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Subsidiary Guarantors will not be liable in any such case to the extent but only to the extent that that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Initial Purchaser by or on behalf of any Initial Purchaser specifically for inclusion therein; provided, further, that the parties agree that such information provided by or on behalf of the Initial Purchasers consists solely of the information described in Section 10(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Company or the Subsidiary Guarantors may otherwise have to any Initial Purchaser or to any director, officer, employee or controlling person of the Initial Purchaser.

          (b)   Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 10(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c)   Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchaser shall have the right to employ counsel to represent jointly the Initial Purchaser and those Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company or the Subsidiary Guarantors under this Section 10 if, in the reasonable judgment of the Initial Purchaser, it is advisable for the Initial Purchasers and those directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Subsidiary Guarantors. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d)   If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Series A Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors, on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors, on the one hand and the Initial Purchasers on the other hand with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes purchased under this Agreement (before deducting expenses) received by the Company and the Subsidiary Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Series A Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Series A Notes under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Subsidiary Guarantors or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Subsidiary Guarantors and information supplied by the Company shall also be deemed to have been supplied by the Subsidiary Guarantors. The Company, the Subsidiary Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(d) shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Initial Purchasers shall be required to contribute any amount in excess of the amount by which the total price at which the Series A Notes purchased by them and distributed to the Eligible Purchasers exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10(d) are several in proportion to their respective underwriting obligations and not joint.

          (e)   The Initial Purchasers severally confirm and the Company acknowledges that the statements with respect to the offering of the Series A Notes by the Initial Purchasers set forth in the fifth, sixth, eighth and tenth paragraphs, under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

        11.    Termination.    The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Series A Notes if, prior to that time, any of the events described in Section 9(i), shall have occurred or if the Initial Purchasers shall decline to purchase the Series A Notes for any reason permitted under this Agreement.

        12.    Reimbursement of Initial Purchasers' Expenses.    If the Company shall fail to tender the Series A Notes for delivery to the Initial Purchasers (i) by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or (ii) because any other condition of the obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchasers for all reasonable expenses (including, without limitation, professional and legal fees and disbursements) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Series A Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

        13.    Notices, etc.    All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a)   if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: John Cokinos (Phone: 212-526-1717), with a copy to Latham & Watkins LLP, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071-2007, Attention: Gary Kashar (Fax: (213) 891-8763), and with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel at the same address; and

          (b)   if to the Company or to the Subsidiary Guarantors, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Sean Higgins (Fax: 702-740-4630).

        Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

        14.    Persons Entitled to Benefit of Agreement.    This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Subsidiary Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors of the Initial Purchasers, and any person or persons, if any, who control the Initial Purchasers within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, and any person controlling the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

        15.    Survival.    The respective indemnities, representations, warranties and agreements of the Company, the Subsidiary Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Series A Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

        16.    Definition of the Terms "Business Day" and "Subsidiary".    For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the rules and regulations pursuant to the Act.

        17.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of New York.

          Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

        18.    Counterparts.    This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

        19.    Headings.    The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(Signature Pages Follow)

        If the foregoing correctly sets forth the agreement among the Company, the Subsidiary Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

HERBST GAMING, INC.

By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer

E-T-T, INC.

By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer

FLAMINGO PARADISE GAMING, LLC

By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer

MARKET GAMING, INC.

By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer

E-T-T ENTERPRISES, L.L.C.

By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer

CARDIVAN COMPANY

By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer

CORRAL COIN, INC.

By	/s/ MARY E. HIGGINS
Name:	Mary E. Higgins
Title:	Chief Financial Officer

CORRAL COUNTRY COIN, INC.

		By	/s/ MARY E. HIGGINS
		Name:	Mary E. Higgins
		Title:	Chief Financial Officer

Agreed and Accepted:

LEHMAN BROTHERS INC. BANC OF AMERICA SECURITIES LLC PIPER JAFFRAY & CO. WELLS FARGO SECURITIES, LLC COMERICA SECURITIES, INC.

By	LEHMAN BROTHERS INC.

By	/s/ MICHAEL KONIGSBERG
Name:	Michael Konigsberg
Title:	Managing Director

SCHEDULE I
INITIAL PURCHASERS

Initial Purchasers	Principal Amount of Notes to be Purchased
Lehman Brothers Inc.	$113,600,000
Banc of America Securities LLC	24,800,000
Piper Jaffray & Co.	9,200,000
Wells Fargo Securities, LLC	9,200,000
Comerica Securities, Inc.	3,200,000

TOTAL	$160,000,000

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

by and among

HERBST GAMING, INC.,

and

THE GUARANTORS SIGNATORIES HERETO

and

LEHMAN BROTHERS INC.

BANC OF AMERICA SECURITIES LLC

PIPER JAFFRAY & CO.

WELLS FARGO SECURITIES, LLC

COMERICA SECURITIES, INC.

Dated as of June            , 2004

A-1

        This Registration Rights Agreement (this "Agreement") is made and entered into as of June    , 2004, by and among Herbst Gaming, Inc., a Nevada corporation (the "Company"), certain subsidiaries of the Company listed on the signature pages hereto (collectively, the "Guarantors"), and Lehman Brothers Inc., Banc of America Securities LLC, Piper Jaffray & Co., Wells Fargo Securities, LLC and Comerica Securities, Inc. (collectively, the "Initial Purchasers"), who have agreed to purchase the Company's 8 1/8% Senior Subordinated Notes due 2012 (the "Series A Notes") pursuant to the Purchase Agreement (as defined below).

        This Agreement is made pursuant to the Purchase Agreement, dated May 27, 2004, (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers as set forth in Section 9(l) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated June 11, 2004, among the Company, the Guarantors and U.S. Bank National Association, as trustee, relating to the Series A Notes and the Series B Notes.

        The parties hereby agree as follows:

SECTION 1. DEFINITIONS

        As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Act" shall mean the Securities Act of 1933, as amended.

          "Affiliate" shall have the meaning set forth in Rule 144 of the Act.

          "Agreement" shall have the meaning set forth in the preamble hereof.

          "Broker-Dealer" shall mean any broker or dealer registered under the Exchange Act.

          "Business Day" shall mean any day except a Saturday, Sunday or other day in the City of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

          "Certificated Securities" shall mean the Definitive Notes, as defined in the Indenture.

          "Closing Date" shall mean the date hereof.

          "Commission" shall mean the Securities and Exchange Commission.

          "Company" shall have the meaning set forth in the preamble hereof.

          "Consummate" shall mean the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes tendered by Holders thereof pursuant to the Exchange Offer.

          "Consummation Deadline" shall have the meaning set forth in Section 3(a) hereof.

          "Effectiveness Deadline" shall have the meaning set forth in Sections 3(a) and 4(a) hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Exchange Offer" shall mean the exchange and issuance by the Company of a principal amount of Series B Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Series A Notes that are tendered by such Holders in connection with such exchange and issuance.

          "Exchange Offer Registration Statement" shall mean the Registration Statement relating to the Exchange Offer, including the related Prospectus.

          "Exempt Resales" shall mean the transactions in which the Initial Purchasers propose to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act and to certain non U.S. persons, as such term is defined in Rule 902 under the Act, in offshore transactions in reliance upon Regulation S under the Act.

          "Filing Deadline" shall have the meaning set forth in Sections 3(a) and 4(a) hereof.

          "Guarantors" shall have the meaning set forth in the preamble hereof.

          "Holders" shall have the meaning set forth in Section 2 hereof.

          "indemnified party" shall have the meaning set forth in Section 8(c) hereof.

          "indemnifying party" shall have the meaning set forth in Section 8(c) hereof.

          "Indenture" shall have the meaning set forth in the preamble hereof.

          "Initial Purchasers" shall have the meaning set forth in the preamble hereof.

          "Notes" shall mean the Series A Notes and the Series B Notes.

          "Prospectus" shall mean the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

          "Purchase Agreement" shall have the meaning set forth in the preamble hereof.

          "Recommencement Date" shall have the meaning set forth in Section 6(d) hereof.

          "Registration Default" shall have the meaning set forth in Section 5 hereof.

          "Registration Statement" shall mean any registration statement of the Company and the Guarantors relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

          "Regulation S" shall mean Regulation S promulgated under the Act.

          "Rule 144" shall mean Rule 144 promulgated under the Act.

          "Series A Notes" shall have the meaning set forth in the preamble hereof.

          "Series B Notes" shall mean the Company's 8 1/8% Series B Senior Subordinated Notes due 2012 to be issued pursuant to the Indenture (a) in the Exchange Offer or (b) as contemplated by Section 4 hereof.

          "Shelf Registration Statement" shall have the meaning set forth in Section 4 hereof.

          "Suspension Notice" shall have the meaning set forth in Section 6(d) hereof.

          "TIA" shall mean the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

          "Transfer Restricted Securities" shall mean each Note, until the earliest to occur of (i) the date on which such Series A Note is exchanged in the Exchange Offer by a Person other than a Broker-Dealer for a Series B Note which is entitled to be resold to the public by the Holder thereof

2

  without complying with the prospectus delivery requirements of the Act, (ii) following the exchange by a Broker-Dealer in the Exchange Offer of a Series A Note for a Series B Note, the date on which such Series B Note is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Series A Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued Series B Notes), or (iv) the date on which such Series A Note is distributed to the public pursuant to Rule 144 under the Act.

SECTION 2. HOLDERS

        A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

        (a)   Unless the Exchange Offer shall not be permitted by applicable federal law or Commission policy (after the procedures set forth in Section 6(a)(iii)(A) hereof have been complied with), the Company and the Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date (such 60th day being the "Filing Deadline"), (ii) use all commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Closing Date (such 150th day being the "Effectiveness Deadline"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) commence and use all commercially reasonable efforts to Consummate the Exchange Offer on or prior to the 30th business day, or longer, if required by the federal securities laws, after the Registration Statement has become effective, (such 30th business day being the "Consummation Deadline"). The Exchange Offer shall be on the appropriate form permitting (x) registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and (y) resales of Series B Notes by Broker-Dealers that tendered into the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) as contemplated by Section 3(c) hereof.

        (b)   The Company and the Guarantors shall use all commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes shall be included in the Exchange Offer Registration Statement.

        (c)   The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with

3

respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement.

        Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a Prospectus meeting the requirements of the Act in connection with its initial sale of any Series B Notes received by such Broker-Dealer in the Exchange Offer, the Company and the Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the Prospectus contained in the Exchange Offer Registration Statement is available for sales of Series B Notes by Broker-Dealers, the Company and the Guarantors agree to use all commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

SECTION 4. SHELF REGISTRATION

        (a)    Shelf Registration.    If (i) the Company and the Guarantors are not (A) required to file the Exchange Offer Registration Statement or (B) permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the Company and the Guarantors have complied with the procedures set forth in Section 6(a)(iii)(A) hereof) or (ii) any Holder of Transfer Restricted Securities notifies the Company within 20 Business Days following the Consummation Deadline that (A) such Holder is prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or any of its Affiliates, then the Company and the Guarantors shall:

          (x)   use all commercially reasonable efforts to cause to be filed, on or prior to 30 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) of this Section 4 and (ii) the date on which the Company receives the notice specified in clause (a)(ii) of this Section 4, (such earlier date, the "Filing Deadline"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "Shelf Registration Statement")), relating to all Transfer Restricted Securities, and

          (y)   use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Deadline for the Shelf Registration Statement (such 90th day the "Effectiveness Deadline").

        If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) hereof, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) of this Section 4), then the filing of the Exchange Offer Registration Statement shall

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be deemed to satisfy the requirements of clause (x) of this Section 4(a); provided, that in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause (y) of this Section 4(a).

        To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Company and the Guarantors shall use all commercially reasonable efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i) hereof) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto.

        (b)    Provision by Holders of Certain Information in Connection with the Shelf Registration Statement.    No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5. LIQUIDATED DAMAGES

        If (a) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (b) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (c) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (d) any Registration Statement required by this Agreement is filed and declared effective but thereafter ceases to be effective or fails to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (a) through (d) of this Section 5, a "Registration Default"), then the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal $.05 per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof; provided, that the Company and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (i) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (a) of this Section 5, (ii) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of clause (b) of this Section 5, (iii) upon Consummation of the Exchange Offer, in the case of clause (c) of this Section 5, or (iv) upon the filing of a post-effective amendment to the

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Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of clause (d) of this Section 5, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clauses (a), (b), (c) or (d) of this Section 5, as applicable, shall cease.

        All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date (as defined in the Notes), as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Company and the Guarantors to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

        (a)    Exchange Offer Registration Statement.    In connection with the Exchange Offer, the Company and the Guarantors shall (i) comply with all applicable provisions of Section 6(c) hereof, (ii) use all commercially reasonable efforts to effect such exchange and to permit the resale of Series B Notes by Broker-Dealers that tendered in the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of its market-making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (iii) comply with all of the following provisions:

          (A)  If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Transfer Restricted Securities. The Company and the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company and the Guarantors hereby agree to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (1) participating in telephonic conferences with the Commission, (2) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (3) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

          (B)  As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (1) it is not an Affiliate of the Company, (2) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (3) it is acquiring the Series B Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer each Holder using the Exchange Offer to participate in a distribution of the Series B Notes shall acknowledge and agree that, if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired directly from the Company or an Affiliate thereof, it (x) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the

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  Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (a)(iii)(A) of this Section 6), and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

          (C)  Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (1) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (a)(iii)(A) of this Section 6, (2) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer and (3) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (a)(iii)(A) of this Section 6, if applicable.

        (b)    Shelf Registration Statement.    In connection with the Shelf Registration Statement, the Company and the Guarantors shall:

          (i)    comply with all the provisions of Section 6(c) hereof and use all commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company and the Guarantors shall prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

          (ii)   issue, upon the request of any Holder or purchaser of Series A Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series B Notes having an aggregate principal amount equal to the aggregate principal amount of Series A Notes sold pursuant to the Shelf Registration Statement and surrendered to the Company for cancellation; the Company shall register Series B Notes on the Shelf Registration Statement for this purpose and issue the Series B Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

        (c)    General Provisions.    In connection with any Registration Statement and any related Prospectus required by this Agreement, the Company and the Guarantors shall:

          (i)    use all commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Sections 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not

7

  misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use all commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable;

          (ii)   prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Sections 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii)  advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv)  subject to Section 6(c)(i) hereof, if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (v)   furnish to each Holder in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents shall be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company shall not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration

8

  Statement or Prospectus (including all such documents incorporated by reference) to which such Holders shall reasonably object within five Business Days after the receipt thereof. A Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act;

          (vi)  promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers and each Holder in connection with such exchange or sale, if any, make the Company's and each Guarantor's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Holders may reasonably request;

          (vii) make available, at reasonable times, for inspection by each Holder and any attorney or accountant retained by such Holders, all financial and other records, pertinent corporate documents of the Company and the Guarantors (other than portions of agreements and other documents that we are granted confidential treatment by the Commission) and cause the Company's and each Guarantor's officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

          (viii) if requested by any Holders in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (ix)  furnish to each Holder in connection with such exchange or sale without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits, including exhibits incorporated therein by reference, (other than portions of agreements and other documents that were granted confidential treatment by the Commission);

          (x)   deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xi)  upon the request of any Holder, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company and the Guarantors shall:

            (A)  upon request of any Holder, furnish (or in the case of paragraphs (2) and (3) of this Section 6(c)(xi)(A), use its best efforts to cause to be furnished) to each Holder, upon

9

    Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration Statement, as the case may be:

              (1)   a certificate, dated such date, signed on behalf of the Company and each Guarantor by (x) the President or any Vice President of the Company and such Guarantor and (y) a principal financial or accounting officer of the Company and such Guarantor, confirming, as of the date thereof, the matters set forth in Sections 9(g) and (h) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

              (2)   an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors covering matters similar to those set forth in paragraph (c) of Section 9 of the Purchase Agreement and such other matters as such Holder may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the statements of officers and other representatives of the Company and the Guarantors and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

              (3)   a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(e) of the Purchase Agreement; and

            (B)  deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with the matters covered in clause (A) of this Section 6(c)(xi) and with any customary conditions contained in the any agreement entered into by the Company and the Guarantors pursuant to clause (xi) of this Section 6(c);

          (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer

10

  Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, (A) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends and (B) register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

          (xiv) use all commercially reasonable efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) of this Section 6(c);

          (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

          (xvi) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

          (xvii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

          (xviii) provide promptly to each Holder, upon request, each document filed with the Commission pursuant to the requirements of Sections 13 or 15(d) of the Exchange Act.

        (d)    Restrictions on Holders.    Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Section 6(c)(iii)(C) hereof or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "Suspension Notice"), such Holder shall forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each Holder receiving a Suspension Notice

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hereby agrees that it shall either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Sections 3 or 4 herein, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7. REGISTRATION EXPENSES

        (a)   All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement shall be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Series B Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

        The Company shall, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

        (b)   In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors shall reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Series A Notes into in the Exchange Offer and/or selling or reselling Series A Notes or Series B Notes pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins LLP, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

        (a)   The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Series B Notes or registered Series A Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities

12

or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders.

        (b)   Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, or the Guarantors to the same extent as the foregoing indemnity from the Company and the Guarantors set forth in Section 8(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        (c)   In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) hereof (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b) hereof, a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c) hereof, but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a) hereof, and by the Company and the Guarantors, in the case of parties indemnified pursuant to Section 8(b) hereof. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the

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indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

        (d)   To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by Section 8(d)(i) hereof is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 8(d)(i) hereof but also the relative fault of the Company and the Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Guarantor, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

        The Company, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

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SECTION 9. RULE 144A AND RULE 144

        The Company and each Guarantor agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or such Guarantor (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10. MISCELLANEOUS

        (a)    Remedies.    The Company and the Guarantors acknowledge and agree that any failure by the Company and/or the Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantor's obligations under Sections 3 and 4 hereof. The Company and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (b)    No Inconsistent Agreements.    Neither the Company nor any Guarantor shall, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any Guarantor has previously entered into any agreement that remains in effect on the date hereof granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Guarantors' securities under any agreement in effect on the date hereof.

        (c)    Amendments and Waivers.    The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

        (d)    Third Party Beneficiary.    The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

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        (e)    Notices.    All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i)    if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

          (ii)   if to the Company or the Guarantors:

      Herbst Gaming, Inc.
      3440 West Russell Road
      Las Vegas, Nevada 89118
      Telecopier No.: (702) 740-4630
      Attention: Mary E. Higgins

      with a copy to:

      Kummer Kaempfer Bonner & Renshaw
      3800 Howard Hughes Parkway
      Seventh Floor
      Las Vegas, Nevada 89109
      Telecopier No.: (702) 796-7181
      Attention: John N. Brewer, Esq.

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

        Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

        Upon the date of filing of the Exchange Offer or a Shelf Registration Statement, as the case may be, notice shall be delivered to the Initial Purchasers in the form attached hereto as Exhibit A.

        (f)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

        (g)    Counterparts.    This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h)    Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i)    Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

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        (j)    Severability.    In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (k)    Entire Agreement.    This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(Signature Pages Follow)

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HERBST GAMING, INC.
By:
Name: Title:
E-T-T, INC.
By:
Name: Title:
FLAMINGO PARADISE GAMING, LLC
By:
Name: Title:
MARKET GAMING, INC.
By:
Name: Title:
E-T-T ENTERPRISES L.L.C.
By:
Name: Title:
CARDIVAN COMPANY
By:
Name: Title:
CORRAL COIN, INC.
By:
Name: Title:
CORRAL COUNTRY COIN, INC.
By:
Name: Title:

S-1

LEHMAN BROTHERS INC. BANC OF AMERICA SECURITIES LLC PIPER JAFFRAY & CO. WELLS FARGO SECURITIES, LLC COMERICA, INC.
BY:	LEHMAN BROTHERS INC.
By:
Name: Title:

S-2

EXHIBIT A

NOTICE OF FILING OF A/B EXCHANGE OFFER REGISTRATION STATEMENT

To:	Lehman Brothers Inc. Banc of America Securities, LLC Piper Jaffray & Co. Wells Fargo Securities, LLC Comerica Securities, Inc.
c/o Lehman Brothers Inc. 745 Seventh Avenue New York, New York 10019 Attention: John Cokinos Phone: (212) 526-1717
From:	Herbst Gaming, Inc. 8 1/8% Senior Subordinated Notes due 2012
Date:	, 2004

        For your information only (NO ACTION REQUIRED):

        Today,                        , 2004, we filed [an A/B Exchange Registration Statement] [a Shelf Registration Statement] with the Securities and Exchange Commission. We currently expect this registration statement to be declared effective within    business days of the date hereof.

EXHIBIT B

FORM OF OPINION OF KUMMER KAEMPFER BONNER & RENSHAW

        1.     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, as described in the Offering Memorandum.

        2.     Each of Flamingo Paradise Gaming, LLC, E-T-T, Inc., Market Gaming, Inc., E-T-T Enterprises, L.L.C., Cardivan Company, Corral Coin, Inc. and Corral Country Coin, Inc. have been duly incorporated or duly organized, and are validly existing as corporations or limited-liability companies, as the case may be, in good standing under the laws of the State of Nevada, are duly qualified to do business and are in good standing as foreign corporations or limited-liability companies, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, are owned directly or indirectly by the Company free and clear of all Liens, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged, as described in the Offering Memorandum.

        3.     The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors.

        4.     The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and (assuming due authorization, execution and delivery of the Registration Rights Agreement by the Initial Purchasers) constitutes a valid and legally binding agreement of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, to the extent the Registration Rights Agreement provides for rights of indemnification, by principles of public policy.

        5.     The Indenture has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and (assuming due authorization, execution and delivery of the Indenture by the Trustee) constitutes a valid and legally binding agreement of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms.

        6.     The Series A Notes have been duly authorized, executed, authenticated and delivered by the Company, and (assuming due authorization, execution and delivery of the Indenture by the Trustee and authentication and delivery of the Series A Notes in accordance with the Indenture by the Trustee) are duly and validly issued and outstanding and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        7.     The Series B Notes have been duly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        8.     The Series A Guarantees have been duly authorized, executed, and delivered by each of the Subsidiary Guarantors, and (assuming due authorization, execution and delivery of the Indenture by the Trustee and authentication and delivery of the Series A Notes in accordance with the Indenture by the Trustee) are duly and validly issued and outstanding and constitute valid and binding obligations of each of the Subsidiary Guarantors entitled to the benefits of the Indenture and enforceable in accordance with their terms.

        9.     The Series B Guarantees of the Series B Notes have been duly authorized by each of the Subsidiary Guarantors and if and when duly issued by the Subsidiary Guarantors in accordance with the Indenture and the Registration Rights Agreement, will constitute valid and binding obligations of each of the Subsidiary Guarantors entitled to the benefits of the Indenture and enforceable in accordance with their terms.

        10.   When the Series A Notes are issued and delivered pursuant to this Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Subsidiary Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

        11.   The Company has an authorized capitalization as set forth in the Offering Memorandum; and, all of the issued shares of capital stock or other equity interests of each subsidiary of the Company are owned directly or indirectly by the Company, free and clear of Liens known to such counsel, except as described in the Offering Memorandum.

        12.   The Transaction Documents conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

        13.   There are no preemptive or other rights to subscribe for or to purchase the Notes pursuant to the Company's charter, by-laws or other organizational document, or any agreement or other instrument known to such counsel.

        14.   The statements contained in the Offering Memorandum under the captions "Regulation and Licensing," "Description of the Notes," and "Material United States Federal Tax Consequences," insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof.

        15.   Neither the Company nor any of its subsidiaries is, nor after giving effect to the offer and sale of the Series A Notes and the application of the use of proceeds thereof as described in the Offering Memorandum will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

        16.   The Indebtedness evidenced by the Notes and the Transaction Documents, including all interest, costs, fees and other expenses due thereunder, is not usurious and does not otherwise violate applicable usury laws.

        17.   The Indenture complies as to form in all material respects with the requirements of the TIA, as in effect on the date of such opinion, and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

        18.   No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales (assuming (i) that the Eligible Purchasers who buy the Series A Notes in the Exempt Resales are QIBs or persons who are neither (a) U.S. Persons (as defined in Rule 902 under the Act) nor (b) persons who purchase the Series A Notes for the benefit of such U.S. persons, (ii) the accuracy of the representations of the Initial Purchasers and those of the Company and the Subsidiary Guarantors contained herein or

(iii) the due performance by the Initial Purchasers of the agreements set forth in Section 3 of this Agreement).

        19.   The issue and sale of the Series A Notes by the Company and the compliance by the Company and the Subsidiary Guarantors with all of the provisions of this Agreement and the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, by-laws or operating agreement or other organizational document of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Series B Notes under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws, in connection with the purchase and distribution of the Series A Notes by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Transaction Documents by the Company and the Subsidiary Guarantors or the consummation of the transactions contemplated hereby and thereby.

        20.   To such counsel's knowledge, there are no contracts, agreements or understandings between the Company or any Subsidiary Guarantor and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company or any Subsidiary Guarantor to file a registration statement under the Act with respect to any securities of the Company or any Subsidiary Guarantor owned or to be owned by such person or to require the Company or any Subsidiary Guarantor to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement.

        21.   The Company is not required to deliver the information specified in Rule 144A(d)(4) of the Act.

        22.   To the best of such counsel's knowledge and other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Nevada.

          Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis, has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Offering Memorandum, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that, as of its date and as of the date of such opinion the Offering Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no belief with respect to the financial statements, schedules or other related financial data included in, or omitted from, the Offering Memorandum or any amendments or supplements thereto).

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  Exhibit 10.58
PURCHASE AGREEMENT